RESTRICTED USE APPRAISAL REPORT

OF

OIL EQUIPMENT ON LEASES

FOR

B & J OIL COMPANY, INC.
LOUIS JUDD
620 PLEASANT RUN CHURCH ROAD
CAMPBELLSVILLE, KY 42718

PREPARED BY

SEAN D. CURRY
103 NANCY STREET
GREENSBURG, KY 42743

TABLE OF CONTENTS

Letter to Mr. Louis Judd	Page 4

Cost Approach	Pages 5-11

Scope of Appraisal Page 12

Certification	Page 13

Assumptions and Limiting Conditions	Pages 14-15

Qualifications	Page 16

Resume	Pages 17-18

Exhibits (Invoices)	Pages 19-25

May 24, 2010

To:	Louis Judd
620 Pleasant Run Church Road
Campbellsville, KY 42718

Re: Restricted Use Appraisal Report

Dear Mr. Judd:

As requested, I have performed an appraisal report on the oil equipment contained in six leases being the following:

Block Production Fund LLP
Rodgers Production Fund LLP
Production Revenue Drilling Fund LLP
Energy Production Revenue Fund LLP
Block City Drilling Fund LLP
Green County Energy Fund LLP

Please be advised that all information contained in this appraisal report was given to me by yourself. There has been no physical inspection of the equipment, nor were pictures made. All values are under the assumption they are in working condition and the values used in the appraisal are the values of the equipment upon purchase. This appraisal is not performed to estimate the current market value, but determine the value when equipment was purchased.

On the basis of my work, I have concluded the value of all equipment on the date of purchase is:

$735,000.00
Seven hundred and thirty five thousand dollars

Sincerely,

/s/ Sean D. Curry

BLOCK PRODUCTION FUND LLP

Tubing - 6,800 feet at $3.50	$23,800.00

Rods - 5,100 feet at $1.46	$7,446.00

3 Pumping Units with Motors at $3,500.00 each	$10,500.00

2 Tanks - 210 bbls	$10,000.00

2 Tanks - 100 bbls	$6,500.00

2 300 gallon separators	$1,250.00

Flowlines - 2,000 feet at $.65	$1,300.00

Electric Lines - 4,000 feet at $2.30	$12,500.00

4 Control Panels at $500.00 each	$2,000.00

3 Downhole Pumps at $1,250.00 each	$3,750.00

3 Well Head Pumping Tees at $1,325.00	$3,975.00

TOTAL VALUE	$83,021.00

ESTIMATED VALUE	$82,000.00

RODGERS PRODUCTION REVENUE FUND LLP

Tubing - 6,800 feet at $3.50	$23,800.00

Rods - 6,800 feet at $1.46	$9,928.00

4 Pumping Units with Motors at $3,500.00 each	$14,000.00

4 Tanks - 210 bbls	$20,000.00

2 Tanks - 100 bbls	$6,500.00

Flowlines - 1,600 feet at $.65	$1,040.00

Electric Lines - 1,600 feet at $2.30	$3,680.00

4 Control Panels at $500.00 each	$2,000.00

4 Downhole Pumps at $1,250.00 each	$5,000.00

4 Well Head Pumping Tees at $1,325.00	$5,400.00

TOTAL VALUE	$91,348.00

ESTIMATED VALUE	$91,000.00

PRODUCTION REVENUE DRILLING FUND LLP

Tubing - 13,600 feet at $3.50	$47,600.00

Rods - 13,600 feet at $1.46	$19,856.00

7 Pwnping Units with Motors at $3,500.00 each	$24,500.00

4 Tanks - 210 bbls	$20,000.00

4 Tanks - 100 bbls	$13,000.00

Flowlines - 3,500 feet at $.65	$2,275.00

Electric Lines - 4,000 feet at $2.30	$9,200.00

8 Control Panels at $500 each	$4,000.00

7 Downhole Pwnps at $1,250.00 each	$8,750.00

7 Wellhead Pwnping Tees at $1,350.00 each	$9,450.00

TOTAL VALUE	$158,631.00

ESTIMATED VALUE	$158,000.00

ENERGY PRODUCTION REVENUE FUND LLP

Tubing - 11,900 feet at $3.50	$41,650.00

Rods -10,200 feet at $1.46	$14,892.00

6 Pumping Units with Motors at $3,500.00 each	$21,000.00

6 Tanks - 210 bbls	$30,000.00

Flowlines - 3,000 feet at $.65	$1,950.00

Electric Lines - 3,500 feet at $2.30	$8,050.00

7 Control Panels at $500.00 each	$3,500.00

6 Downhole Pumps at $1,250.00	$7,500.00

7 Wellhead Pumping Tees at $1,350.00 each	$9,400.00

Casing 4 1/2 Injection Well- 1,550 feet at $5.25	$8,137.00

Casing 4 1/2 #5 w/ Packer	$9,387.00

Injection Well Pump-House with Valves, etc.	$12,750.00

TOTAL VALUE	$168,216.00

ESTIMATED VALUE	$168,000.00

BLOCK CITY DRILLING FUND LLP

Tubing - 9,500 feet at $3.50	$33,250.00

Rods - 9,500 feet at $1.46	$13,870.00

8 Pumping Units with Motors at $3,500.00 each	$28,000.00

4 Tanks - 100 bbls	$13,000.00

Flowlines - 4,300 feet at $.65	$2,795.00

Electric Lines - 4,500 feet at $2.30	$10,350.00

8 Control Panels at $500.00 each	$4,000.00

8 Downhole Pumps at $1,250.00 each	$10,000.00

8 Wellhead Pump Tees at $1,350.00	$10,800.00

TOTAL VALUE	$126,065.00

ESTIMATED VALUE	$126,000.00

GREEN COUNTY ENERGY FUND LLP

Tubing - 8,750 feet at $3.50	$30,625.00

Rods - 8,750 feet at $1.46	$12,775.00

5 Pumping Units with Motors at $3,500.00 each	$17,500.00

5 Tanks - 210 bbls	$25,000.00

Flowlines - 2,400 feet at $.65	$1,560.00

Electric Lines - 3,000 feet at $2.30	$6,900.00

5 Control Panels at $500.00 each	$2,500.00

5 Downhole Pumps at $1,250.00 each	$6,250.00

5 Wellhead Pumping Tees at $1,350.00 each	$6,750.00

TOTAL VALUE	$109,860.00

ESTIMATED VALUE	$110,000.00

VALUE OF ALL EQUIPMENT

BLOCK PRODUCTION FUND LLP	$82,000.00

RODGERS PRODUCTION REVENUE FUND LLP	$91,000.00

PRODUCTION REVENUE DRILLING FUND LLP	$158,000.00

ENERGY PRODUCTION REVENUE FUND LLP	$168,000.00

BLOCK CITY DRILLING FUND LLP	$126,000.00

GREEN COUNTY ENERGY FUND LLP	$110,000.00

TOTAL ESTIMATED VALUE	$735,000.00

SCOPE OF APPRAISAL

In preparing this appraisal, the appraiser did not inspect the subject site, nor the equipment and improvements. All information used in appraisal was obtained with conversations with Mr. Louis Judd, owner of the equipment. To determine value of equipment, invoices were used documenting the price of said equipment upon time of purchase. For any equipment with no invoice, a direct phone call to suppliers were made to determine value.

The only approach to value used is the Cost Approach. As stated earlier, the value indicated in this appraisal is not the true market value as of today. The value determined in this report is the value of the said equipment at time of purchase.

The appraiser performing appraisal has determined the value as a licensed real estate agent, licensed auctioneer, hours of classroom setting in appraising practices, and five years of lending experience with PBI Bank, Inc.

CERTIFICATION

I CERTIFY THAT, TO THE BEST OF KNOWLEDGE AND BELIEF:

1.	THE SATEMENTS OF FACT CONTAINED IN THIS REPORT ARE TRUE AND CORRECT.
2.	THE REPORTED ANALYSES, OPINIONS, AND CONCLUSIONS ARE LIMITED ONLY BY THE REPORTED ASSUMPTIONS AND LIMITING CONDITIONS, AND ARE PERSONAL, UNBIASED PROFESSIONAL ANALYSES, OPINIONS, AND CONCLUSIONS.
3.	I HAVE NO PRESENT INTEREST IN THE PROPERTY THAT IS THE SUBJECT OF THIS REPORT AND I HAVE NO PERSONAL INTEREST OR BIAS WITH RESPECT TO THE PARTIES INVOLVED.
4.
MY COMPENSATION IS NOT CONTINGENT UPON THE REPORTING OF A PREDETERMINED VALUE OR DIRECTION IN VALUE THAT FAVORS THE CAUSE OF THE CLIENT, THE AMOUNT OF THE VALUE ESTIMATE, THE ATTAINMENT OF A STIPULATED RESULT, OR THE OCCURRENCE OF A SUBSEQUENT EVENT.

5.	THIS APPRAISAL WAS NOT BASED ON A REQUESTED MINIMUM VALUATION, A SPECIFIC VALUATION, OR THE APPROVAL OF A LOAN.
6.	NO ONE PROVIDED SIGNIFICANT PROFESSIONAL ASSISTANCE TO THE PERSON SIGNING, OF THIS REPORT.

/s/ SEAN D. CURRY

ASSUMPTIONS AND LIMITING CONDITIONS

1.	NO RESPONSIBILITY IS ASSUMED FOR LEGAL OR TITLE CONSIDERATIONS. TITLE TO THE PROPERTY IS ASSUMED TO BE GOOD AND MARKETABLE UNLESS OTHERWISE STATED IN THIS REPORT.
2.	THE PROPERTY IS APPRAISED FREE AND CLEAR IF ANY OR ALL LIEN AND ENCUMBRANCES UNLESS OTHERWISE STATED IN THIS REPORT.
3.	RESPONSIBLE OWNERSHIP AND COMPETENT PROPERTY MANAGEMENT ARE ASSUMED UNLESS OTHERWISE STATED IN THIS REPORT.
4.	THE INFORMATION FURNISHED BY OTHERS IS BELIEVED TO BE RELIABLE. HOWEVER, NO WARRANTY IS GIVEN FOR ITS ACCURACY.
5.	ALL ENGINEERING IS ASSUMED TO BE CORRECT. ANY PLOT PLANS AND ILLUSTRATIVE MATERIAL IN THIS REPORT ARE INCLUDED ONLY TO ASSIST THE READER IN VISUALIZING THE PROPERTY.
6.
IT IS ASSUMED THAT THERE ARE NOT HIDDEN OR UNAPPARENT CONDITIONS OF THE PROPERTY, SUBSOIL, OR STRUCTURES THAT RENDER IT MORE OR LESS VALUABLE. NO RESPONSIBILITY IS ASSUMED FOR SUCH CONDITIONS OR FOR ARRANGING FOR ENGINEERING STUDIES THAT MAYBE REQUIRED TO DISCOVER THEM.

7.	IT IS ASSUMED THAT THERE IS FULL COMPLIANCE WITH ALL APPLICABLE FEDERAL, STATE, AND LOCAL ENVIRONMENTAL REGULATION AND LAWS UNLESS OTHERWISE STATED IN THIS REPORT.
8.	IT IS ASSUMED THAT ALL APPLICABLE ZONING AND USE REGULATIONS HAVE BEEN COMPLIED WITH, UNLESS A NONCONFORMITY HAS BEEN STATED, DEFINED, AND CONSIDERED IN THIS APPRAISAL REPORT.
9.
IT IS ASSUMED THAT ALL REQUIRED LICENSES, CERTIFICATES OF OCCUPANY, OR OTHER LEGISLATIVE OR ADMINISTRATIVE AUTHORITY FROM ANY LOCAL, STATE, OR NATIONAL GOVERNMENTAL OR PRIVATE ENTITY OR ORGANIZATION HAVE BEEN OR CAN BE OBTAINED OR RENEWED FOR ANY USE ON WHICH THE VALUE ESTIMATES CONTAINED IN THIS REPORT ARE BASED.

ASSUMPTIONS AND LIMITING CONDITIONS

10.
THE APPRAISER IS NOT QUALIFIED TO DETECT HAZARDOUS WAST AND/OR TOXIC MATERIALS. ANY COMMENT BY THE APPRAISER THAT MIGHT SUGGEST THE POSSIBILITY OF THE PRESENCE OF SUCH SUBSTANCES SHOULD NOT BE TAKEN AS CONFIRMATION OF THE PRESENCE OF HAZARDOUS WASTE AND/OR TOXIC MATERIALS. SUCH DETERMINATION WOULD REQUIRE INVESTIGATION BY A QUALIFIED EXPERT IN THE FIELD OF ENVIRONMENTAL ASSESSMENT. THE PRESENCE OF SUBSTANCES SUCH AS ASBESTOS, UREAFORMALDEHYDE FOAM INSUALTION, OR OTHER POTENTIALLY HAZARDOUS MATERIALS MAY AFFECT THE VALUE OF THE PROPERTY. THE APPRISER'S VALUE ESTIMATE IS PREDICATED ON THE ASSUMPTION THAT THERE IS NO SUCH MATERIAL ON OR IN THE PROPERTY THAT SOULD CAUSE A LOSS IN VALUE UNLESS OTERWISE STATED IN THIS REPORT. NO RESPONSIBILITY IS ASSUMED FOR ANY ENVIRONMENTAL CONDITIONS, OR FOR ANY EXPERTISE OR ENGINEERING KNOWLEDGE REQUIRED TO DISCOVER THEM. THE APPRAISER'S DESCRIPTIONS AND RESULTING COMMENTS ARE THE RESULT OF THE ROUTINE OBSERVATIONS MADE DURING THE APPRAISAL PROCESS.

11.	ALL PROPOSED MATERIALS ARE ASSUMED TO BE COMPLETED IN A GOOD WORMANLIKE MANNER IN ACCORDANCE WITH THE SUBMITTED PLANS AND SPECIFICATIONS.
12.
POSSESSION OF THIS REPORT, OR A COPY THEREOF, DOES NOT CARRY WITH IT THE RIGHT OF PUBLICATION. IT MAY NOT BE USED FOR ANY PURPOSE BY ANY PERSON OTHER THAN THE PARTY TO WHOM IT IS ADDRESSED WITHOUT THE WRITTEN CONSENT OF THE APPRAISER, AND IN ANY EVENT, ONLY WITH PROPER WRITTEN QUALIFICATION AND ONLY IN ITS ENTIRETY.

13.
NEITHER ALL NOR ANY PART OF THE CONTENTS OF THIS REPORT (ESPECIALLY ANY CONCLUSIONS AS TO VALUE, THE IDENTITIY OF THE APPRAISER, OR THE FIRM WITH WHICH THE APPRAISER IS CONNECTED) SHALL BY DISSEMINATED TO THE PUBLIC THROUGH ADVERTISING, PUBLIC RELATION, NEWS SALES, OR OTHER MEDIA WITHOUT PRIOR WRITTEN CONSENT AND APPROVAL OF THE APPRAISER.

QUALIFICATIONS

NAME:	SEAN D. CURRY

ADDRESS:	103 NANCY STREET
GREENSBURG. KY 42743

TELEPHONE:	(270) 932-6466 (270) 405-1286

EXPERIENCE: Licensed real estate agent (Escrow), licensed auctioneer, classroom setting in appraisal course work through A-Pass Weikel, five years lending experience through PBI Bank:, Inc.

MEMBERSHIPS: Green County Rotary Club (Past President and Board Member), Leadership Green County (past President and Board Member), and Board Member of Green County Industrial Foundation.

EDUCATION: Graduate of Campbellsville University with Bachelor of Science in Organizational Management. Graduate of Kentucky Bankers Association General Banking School and Essentials of Consumer Lending School. Graduate of A-Pass Weikel Institute in classroom course work in real estate sales associate, auctioneer school, and appraisal coursework.

103 NANCY STREET • GREENSBURG, KY 42743
PHONE (270) 405-1286 • FAX (270) 932-4283 • E-MAIL SCURRY@PBIBANK.COM

SEAN D. CURRY

OBJECTIVE

Qualifications for Appraisal

EDUCATION

December 2008 Campbellsville University — Campbellsville, KY
Bachelors of Science in Organizational Management

June 2008 Kentucky Bankers Association — Georgetown, KY
General Banking School, Essentials of Banking School, Consumer Lending School

May 2008 Campbellsville University — Campbellsville, KY
Associates Degree in Business Administration

December 2001 A-Pass Weikel Institute — Louisville, KY
Real Estate Sales Associate License, Principle Auctioneer License

PROFESSIONAL MEMBERSHIPS

Greensburg Rotary Club – Former President, Board Member

Leadership Green County – Former President, Board Member

Green County Industrial Foundation, Board Member

WORK EXPERIENCE

September 2004-Present — PBI Bank, Inc.
Loan Officer
- Responsible for all lending areas in the financial company

June 2004-September 2004 — Jane Todd Crawford Memorial Hospital
Financial Officer
- Responsible for all insurance transactions and customer repayment process

April 2004-June 2004 — Deposit Bank and Trust
Teller
- Responsible for all areas in deposit side of financial company

17

REFERENCES

Dr. Patricia H. Cowherd, School of Business and Economics Dean

Campbellsville University

1 University Drive

Campbellsville, KY 42718

(270) 789-5281

Hon. George C. Lisle Cheatham II, Mayor

The City of Greensburg

110 W. Court Street

Greensburg, KY 42743

(270) 932-4298

Senator David Givens

State of Kentucky, 9th District

P.O. Box 12

Greensburg, KY 42743

(502) 564-8100 ext. 624

Russell W. Goff, Attorney at Law

Green County Attorney

116 South Main Street

Greensburg, KY 42743

(270) 932-3044

18

Burton Supply
6383 FAIRPLAY RD
Columbia, Ky 42728

Phone(270) 385-9400
Fax(270) 385-9404

Invoice

Date	Invoice #
3/8/2007	2196

Bill To

B & J OIL
620 PLEASANT RUN CHURCH RD
CAMPBELLSVILLE, KY 42718

Terms	Due Date	P.O. Number	Lease	Well #
Due on receipt	3/8/2007		Block	3

Quantity	Item Code	Description	Price Each	Amount
1	MISC	PETERSON PUMP JACK 16000 AS IS NO WARRANTY	2,650.00	2,650.00
1	WELLHEAD 7 X ...	7 X 2 STRIPPER HEAD LOWERY	399.00	399.00T
1	ELECTRIC MOT...	5 HP LEESON TEFC 220V MOTOR	351.62	351.62T
1	PULLEY 2MBL33	PULLEY 2MBL33	30.50	30.50T
1	PULLEY BUSH...	LX1-1/8 PULLEY BUSHING	9.50	9.50T
2	B-85 DUNLOP	DUNLOP B-85	19.00	38.00T
1	BOLTS MOTOR ...	BAG OF BOLTS FOR ELECTRIC MOTOR	4.95	4.95T

Pump Units

Customer Total Balance	Subtotal	Sales Tax (6.0%)	Total
$3,724.41	$3,483.57	$50.01	$3,533.58

Your acceptance & use of the material on this invoice constitutes an agreement that the sale is subject to the following conditions stated on this page.All equipment remains property of BURTON SUPPLY until paid in full. The following disclosures in connection with the Regular Charge Account are made pursuant to the Federal Truth-in-Lending Act. A finance charge will be imposed on the adjusted balance, if payment has not been received within 30 days of billings. The monthly Periodic Rates used to compute the Finance Charge are 2% on the portion of the adjusted balance. The corresponding Annual Percentage Rate is 24%. If the account is not fully paid in 30 days of this invoice the merchandise will be subject to repossession or a lean will be placed on the lease that the equipment is being used on. All legal fees incurred by the seller in the collection of an account shall be paid by the buyer. I have read,understood,and agree to the terms and conditions above.

X__________________

No. 4361-01

CBS
GLASGOW BARREN OIL WELL SUPPLY CO.
5733 Old Bowling Green Road
Glasgow, KY 42141-9604
Tel. (270) 678-4600

CUSTOMER'S ORDER NO. | DATE 05-21-2007

NAME: B & J OIL CO., INC. | PHONE NUMBER ( )

ADDRESS

SOLD BY	CASH	C.O.D.	CHARGE	ON ACCT.	MDSE. RETD.	PAID OUT
			✓			

QUANTITY	DESCRIPTION	PRICE	AMOUNT
1669.28	2-3/8 8RD UPSET, 7000# TEST @	3.48	5809.09
TALLY.	ATTACHED		
	Tubing		

All claims and returned goods must be accompanied by this bill.

TAX 348.55

TOTAL 6157.64

Received by

THANK YOU

20

S SUPPLY, INC.
4 Burkesville Road
olumbia, KY 42728

Phone # 270-378-6175 Fax # 270-378-6170

Invoice

Date	Invoice #
[illegible]	[illegible]

Bill To

B & J OIL
620 PLEASANT RUN CHURCH RD
CAMPBELLSVILLE, KY 42718

No warranty as to condition or fitness [illegible] material or machinery sold by us as such. [illegible] only applies on sale of new equipment. [illegible] consideration, it is agreed that Pettys Supply [illegible] or responsible for any loss, damage or injury [illegible] from the use of such connecting equipment, or [illegible] person engaged in such work on the above [illegible]

County, State	P O Number	Lease/Foot

Quantity	Item Code	Description	Price Each	Amount
2	N 1X4	NIPPLE, 1 X 4	1.70	3.40T
2	GV4T	GATE VALVE, 1"	8.99	17.98T
2	90 ELL-1	90 STREET ELL 1"	5.84	11.68T
1	GV5T	GATE VALVE, 1 1/4"	18.88	18.88T
2	CVR125	CHECK VALVE 1 1/4" BRASS	8.75	17.50T
5	N 1.25X2.5	NIPPLE, 1 1/4 X 2 1/2	1.64	8.20T
1	UNION1.25	IRON FEMALE UNION 1 1/4"	10.72	10.72T
1	HEX2X11/4	BUSHING, HEX 2" X 1 1/4"	4.99	4.99T
1	T1.25	TEE 1 1/4"	6.00	6.00T
500	BOO-11250	FLOWLINE, 1 1/4" SDR11	0.65	325.00T

Flowlines

ALL ACCOUNTS DUE BY THE 10TH OF MONTH

TERMS: The following disclosures in connection with your Regular Charge Account are made pursuant to the Federal Truth-in-Lending Act. A FINANCE CHARGE will be imposed on the Adjusted Balance, if payment has not been received within 30 days of billing which is determined by deducting all payments and credits during the monthly billing period from the Previous Balance (the unpaid balance at the beginning of the monthly bill period). The monthly Periodic Rates used to compute the FINANCE CHARGE at 1 1/2% on the portion of the Adjusted Balance. The corresponding ANNUAL PERCENTAGE RATE IS 18%.

All legal fees incurred by the seller in the collection of an account shall be paid by the buyer. I have read, understood and agree to the terms and conditions above.

RECEIVED BY: [signature] Sold lease

Subtotal	$424.35
Sales Tax (6.0%)	$25.46
Total	$449.81

THANK YOU!

21

JEFFRIES HARDWARE · WHOLESALE ELECTRIC · SHOWCASE GALLERY

754 Jamestown Street - P.O. Box 519 - Columbia, Ky. 42728

Phone 270-384-2123 Fax 270-384-6227

www.jeffriessupply.com

INVOICE

INVOICE DATE	INVOICE NO.	PAGE
04/06/07	669710	1

Block #3

SOLD TO: CASH

SHIP TO: S & J OIL CO

ORDER NO.	ORDER DATE	CUSTOMER NO.	SALES-PERSON	PURCHASE ORDER NUMBER	SHIP DATE	SHIP VIA / TERMS
669710	04/06/07	999999	CW		04/06/07	CASH

QUANTITY ORDERED	QUANTITY SHIPPED	ITEM NUMBER	ITEM DESCRIPTION	UNIT PRICE	PER UNIT	AMOUNT
2	2	404020RHH1000	4/0-4/0-2/0 RHH URD SWEETBRIAR TRI-RATED	2384.70	RL	4,769.40
1	1	224URD1000	2-2-4 URD STEPHENS WIRE ALUMINUM	1120.51	RL	1,120.51
10	10	697643M	3M 1700 VINYL TAPE 3/4X60	.82	EA	8.20
50	50	W621	NSI WEDGE CLAMP	3.76	EA	188.00
25	25	1020P	PORCPDCTS 7/16X5DRIVEHOOK	1.23	EA	30.75
6	6	C-4/0	NSI 4/0 CU COMPRESS CONN	5.80	EA	34.80

Elect Wire 4-0 @ 2.38 FT
2-0 1.12 FT.

www.jeffriessupply.com

Pgs: 9 Drw: 6 Usr:4 8:34
CHCK 6,520.76
#491

Sale amount	6,151.66
Sales tax	369.10
Total	6,520.76
Payment rcvd.	6,520.76
Balance due	.00

TERMS NET 10TH
A FINANCE CHARGE OF 1 1/2% PER MONTH WILL BE ADDED TO ALL PAST DUE BALANCES WHICH IS AN ANNUAL PERCENTAGE RATE OF 18% (50¢ MINIMUM)

22

/05/2007 07:41 502-678-4489 JOHN E STEFEY PAGE 03

No. 4207

GBS
GLASGOW BARREN OIL well SUPPLY
5733 Old Bowling Green Road
Glasgow, KY 42141-9604
Tel. (270) 678-4600

CUSTOMER'S ORDER NO.
DATE 03-08-2007
NAME B & J. OIL Co., INC.
PHONE NUMBER ( )
ADDRESS 620 PLEASANT RUN CHURCH RD.
CAMPBELLSVILLE, Ky 42718

SOLD BY	CASH	C.O.D.	CHARGE	ON ACCT.	MDSE. RETD.	PAID OUT
			✓			

Rods

QUANTITY	DESCRIPTION	PRICE	AMOUNT
1625'	5/8" class C Rods	@ 1.46	2372.50
1	5/8" X 8' Pony Rod		56.07
2	5/8" X 4' Pony Rod	@ 46.71	93.42
1	5/8" X 2' Pony Rod		45.14
1	1-5/8" X 8' Pol. Sh. Rod		79.00
1	1 5/8 X 5' BRASS LINER		129.41
1	5/8" Rod Box		9.50
1	2 3/8" 8RD MALE PUMPING TEE		135.00
3	1 1/4" X 3" BLK NIP	@ 1.98	5.94
1	1 1/4" BLK UNION		9.78
2	2" X 1 1/4 " BUSHING	@ 3.73	7.46
1	1 1/4" Check Valve		13.97
1	1 1/4" Gate Valve		11.70
2	1 1/4" Glv MALE Adapter	@ 3.93	7.86
20	1 1/4" AMP CLAMP	@ 1.39	27.80
		TAX	180.28
		TOTAL	3184.98

All claims and returned goods must be accompanied by this bill.

Received by

THANK YOU

23